IPS MILLENNIUM FUND SEMI-ANNUAL REPORT

Fellow Shareholders:

         We are pleased to present our Semi-Annual Report for the six months ended May 31, 1999. During the period total assets more than doubled, from $24m to $51m, and we expanded our corporate offices to the address at the bottom of this page. All performance statistics are updated monthly and portfolio stocks daily on our Web site. The Yahoo! Stocks button on the home page gives daily quotes, insider trading, news and analysis specifically on each company in your Fund. Your Fund in 1999 has received numerous favorable rankings, most notably five stars (the highest ranking) from Morningstar, and in the July issue of Kiplinger's Personal Finance Magazine your fund was ranked #1 for one year performance and #1 for three year performance among Growth & Income funds for the period ended 4/19/99, with an annual total return of 56.9% and a 3-year return of 36.9%. Fund manager Robert Loest was also recently interviewed in the May 10 issue of Business Week. Over the first half of 1999 we have continued to work to reduce your Fund's volatility due to its large technology position relative to the overall market. We have done this by steadily increasing our holdings in high dividend sectors such as REITs and electric utilities, and by minimizing our buying of information companies.

                   [GRAPHIC OMITTED, but is represented below]


                     $10,000 Investment at Inception 1/3/95

                    1/31/95        12/31/95       12/31/96       12/31/97       12/31/98
                    -------        --------       --------       --------       --------

V.L. Arithmetic     $10,000        $12,641        $15,667        $20,293        $21,778
Millennium Fund     $10,000        $12,480        $15,537        $18,858        $26,458
S&P 500             $10,000        $13,720        $16,758        $22,104        $28,090

--------------------------------------------------------------------------------
FIGURE 1. The data presented herein and below represent past performance and are not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less at redemption than their original cost.

      TOTAL ANNUAL RETURN FOR:               IPS MILLENNIUM                 VALUE LINE             S&P 500
                                                  FUND                   ARITHMETIC INDEX         COMPOSITE
      6 MONTHS ENDED 5/31/99                     45.17%                       12.80%                 11.96%
      12 MONTHS ENDED 5/31/99                    59.41%                         7.00%                19.19%
      3 YEARS ENDED 5/31/99                      32.16%                       16.89%                 23.24%
      INCEPTION 1/3/95 - 5/31/99                 31.93%                       21.52%                 28.06%

Total returns above include changes in the Fund's share price, plus reinvestment of dividends (income) and capital gains (profits from the sale of a stock). The VALUE LINE ARITHMETIC INDEX and the S&P 500 COMPOSITE have been adjusted to reflect total return with dividends reinvested.
--------------------------------------------------------------------------------

Phone:   423.524.1676       HTTP://WWW.IPSFUNDS.COM         1225 Weisgarber Rd.

         800.232.9142       E-mail: INFO@IPSFUNDS.COM       Suite S-380
Fax:     423.544.0630                                       Knoxville, TN 37909

               TABLE 1:  BREAKDOWN BY MARKET CAP
                         MAY 31, 1999

       SECTOR                       NUMBER      PERCENT
    ---------------------------------------------------

 1.   Large Caps (>$10b)                21        42.0%
 2.   Mid Caps                          32        45.4%
 3.   Small Caps (<$1b)                  2         1.5%
                                    -------    --------

       Total                           55         88.9%

       MEDIAN MARKET CAPITALIZATION:            $ 4.6B
       WEIGHTED AVERAGE MARKET CAP:             $33.7B


                       MANAGEMENT'S DISCUSSION & ANALYSIS

CLASSIFICATION BY MARKET CAPITALIZATION.

         TABLE 1 presents the Fund's makeup by market capitalization as of 5/31/99. 87.4% OF THE FUND IS COMPOSED OF MID- AND LARGE-CAP COMPANIES. (Market capitalization is price per share times number of shares outstanding, one good measure of a company's size.) The balance is held in cash equivalents. Note that median market cap is a better measure of the type of fund you own than is average market cap. The reason is that average market cap is strongly biased by single, large outliers like MICROSOFT (MSFT, OTC). Also note that over half of the Fund's companies are mid-caps.

[GRAPHIC OMITTED but is represented below

-----------------------------------------------------------
|                                                          |
|      Quarter Returns:  IPS Millennium Fund               |
|       vs. Value Line Arithmetic Composite                |
|                                                          |
|                            IPS               Value Line  |
|Quarter ending        Millennium Fund           Returns   |
|                                                          |
|      6/95                  8.27%               8.53%     |
|     12/95                  2.36%               2.04%     |
|      6/96                  9.51%               4.54%     |
|     12/96                  6.34%               7.08%     |
|      6/97                 17.81%              14.68%     |
|     12/97                 -0.53%              -0.69%     |
|      6/98                  3.81%              -1.23%     |
|     12/98                 23.35%              19.80%     |
|     6/99                  11.38%              17.24%     |
-----------------------------------------------------------

FIGURE 2. Relative volatility of the Fund, on a quarterly basis, vs. the broad stock market as represented by the VALUE LINE ARITHMETIC COMPOSITE.


         The Fund's median market cap has increased slightly since the last report. THE DISTRIBUTION AMONG THE THREE SIZE SEGMENTS HAS SHIFTED SIGNIFICANTLY AWAY FROM SMALL CAPS AND TOWARD LARGE-CAPS, with a slight decline in the percentage of mid-caps over the last six months, and an increase in the percentage of large caps. This shift has been made as a part of our ongoing adjustment of the portfolio's volatility (risk) to achieve our minimum targeted level of return per unit of risk. Our benchmark is the return per unit of standard deviation for the VALUE LINE ARITHMETIC COMPOSITE (VLAC), an equally-weighted index of 1700 companies. In addition, the shift has been intensified by the rapid growth of many of our information-based companies out of the small- or mid-cap category, and into the mid- or large-cap category.

VOLATILITY OF RETURNS

         In order to gain a better perspective on how your Fund's return and risk characteristics have changed, review FIGURE 2, at right. NOTE THAT THE FUND'S DOWNSIDE VOLATILITY IN RECENT QUARTERS HAS BEEN CONSIDERABLY LESS THAN THAT OF THE OVERALL STOCK MARKET, AS REPRESENTED BY THE VLAC. This is particularly evident for the first quarter of 1999, the next-to-rightmost pair of bars. For the second calendar quarter of 1999, the Fund slightly underperformed the VLAC, although it outperformed the S&P 500. The reason is a strong performance on the part of smaller companies the second quarter this year, in which both the Fund and the S&P 500 is underweighted, relative to the VLAC.

         We have been successful in mitigating the increasing volatility of the tech sector relative to broader market returns by shifting recent purchases over the last six months toward equipment companies like specialty semiconductor chip stocks, and telecommunications equipment companies. We have also held our buying in Internet companies to a minimum Thus, we have changed the makeup of our tech universe, as well as added a larger element of conservative, high dividend companies, which we discuss in greater detail below. Nevertheless, the Fund is still subject to the high volatility of the tech sector, so you should continue to expect greater volatility than the overall market.



COPYRIGHT 1999, IPS ADVISORY, INC.                                      PAGE 2

                                     TABLE 2

INDUSTRY SECTOR                     POSITION (%)     POSITION (%)
                                     5/31/99          11/30/98
-----------------------------------------------------------------


CASH                                  11.0%            15.0%
Banking & Brokerage                   4.5%             3.7%
Computer & Internet Equip.            4.8%             5.8%
Electronic Commerce                   5.0%             4.6%
Electric & Gas Utilities             22.2%            25.3%
Information Services                  4.9%             5.4%
Internet Service Providers            8.5%            11.5%
MEDICAL SERVICES                      0.0%             4.4%
Pharmaceutical & Biotech              1.1%             0.5%
REAL ESTATE INVESTMENT TRUSTS         8.3%             0.0%
SEMI-CONDUCTOR TECHNOLOGY             5.8%             2.3%
Software                              8.3%             9.2%
Telecommunications                   15.7%            12.2%
-----------------------------------------------------------

CHANGES IN PORTFOLIO SECTORS

         The most obvious change in the Fund's makeup over the last six months has been a reduction in the total number of companies, from 60 to 55, and the addition of a significant position in the Real Estate Investment Trust sector, going from nothing to 8.3% of the portfolio. The reason for this was simply that a year and a half of abysmal performance by REITs, and a steady increase in interest rates over the course of the year, has decimated REITs' stock prices to the extent that they have become a tempting value play.

         This fits in with our philosophy of buying high dividend companies when they are out of favor, as a balance to the high growth sectors. The Fund now consists of approximately 29.3% in high dividend companies, adjusting for those electric and gas utilities, like CALPINE and AES, that do not pay a dividend. This is a moderate increase from the last report.

         Note also that we have eliminated our medical technology position with the sale of HBO just before the merger with MCKESSON. HBO had underperformed our expectations based on its growth for several quarters, and we could not find out why. This is usually the reason we sell a company. When the market says one thing (i.e., something is wrong with HBO), and the company and analysts say something else, it is generally a pretty good bet that it is the analysts and company managements that are wrong, and not the market. It turned out much later that there were "accounting irregularities" at HBO, and the combined company's stock has dropped precipitously since we sold it.

         The other major change has been a more than doubling of our position in semi-conductor stocks. The reason for this is our strengthening conviction that there is an imminent and rapid increase in the growth of small, portable electronic communications devices, cable modems and SANs (Storage Area Networks). We have thus built up our position in specialty chip companies such as BROADCOM and QLOGIC that design and manufacture such systems. This has been one of the best-performing sectors of your Fund over the last six months.

CHANGES IN INVESTMENT POSITIONS:  SALES

         Due to what we felt was an overvaluation in the Internet stocks the Fund held, in January we lightened up on our holdings in AMAZON, AMERICA ONLINE and YAHOO!. We sold off all holdings in a number of companies due to poor performance. Among them were HBO, mentioned above, QUINTILES TRANSNATIONAL, KEANE, CALENERGY, 3COM, STERLING COMMERCE, COMPUTER ASSOCIATES, APOLLO GROUP, FIRST UNION BANK, ROBERT HALF INTERNATIONAL and MOBIUS MANAGEMENT SYSTEMS. We also sold MINDSPRING, which we had ridden to a gain of 1,233% at the time of sale. It must be compared with EARTHLINK, and the comparison is not favorable in terms of the way Mindspring has gone about acquiring new accounts; essentially, buying up small Internet Service Providers to grow their client base. EARTHLINK, on the other hand, obtains joint marketing agreements that enable it to increase its client base by having other companies do much or most of the marketing work.. We felt that, if we are going to invest your money, we would be better off concentrating in AMERICA ONLINE and EARTHLINK, and divesting MINDSPRING.

CHANGES IN INVESTMENT POSITIONS:  PURCHASES
                  MAJOR NEW STOCK ADDITIONS                            RECENT BUY PRICE RANGE             PRICE ON 25 JUNE
                  -------------------------                            ----------------------             ----------------
                  BRE Properties (BRE, NYSE)                                $23  -  $26                          $  25.75
                  Broadcast.com (BCST, OTC)                                 $33  -  $62                          $110.00
                  Camden Prop. Trust (CPT, NYSE)                            $27                                  $  27.13
                  Ebay (EBAY, OTC)                                          $196                                 $169.00
                  Equity Office Props. (EOP, NYSE)                          $25  -  $28                          $  28.25
                  Equity Residential (EQR, NYSE)                            $41  -  $48                          $  47.94
                  Exodus Comm. (EXDS, OTC)                                  $67                                  $  72.38
                  Global Crossing (GBLX, OTC)                               $16  -  $19                          $  47.44
                  Kimco Realty (KIM, NYSE)                                  $36  -  $40                          $  39.94
                  Network Solutions (NSOL, OTC)                             $74  -  $81                          $  59.75
                  Qlogic (QLGC, OTC)                                        $51  -  $64                          $108.00
                  RealNetworks (RNWK, OTC)                                  $19  -  $46                          $  70.88
                  Verio (VRIO, OTC)                                         $22                                  $  54.25

COPYRIGHT 1999, IPS ADVISORY, INC.                                      PAGE 3

                  Verisign (VRSN, OTC)                                      $106                                 $111.13
                  Veritas Software (VRTS, OTC)                              $73  -  $82                          $  88.44
                  VerticalNet (VERT, OTC)                                   $44  -  $99                          $  76.38

                  MAJOR ADDITIONS TO EXISTING POSITIONS

                  @Home (ATHM, OTC)                                         $102  -  $154                        $121.94
                  AES Corp. (AES, NYSE)                                     $36  -  $51                          $  50.00
                  Amazon.com (AMZN, OTC)                                    $94  -  $116                         $118.75
                  Analog Devices (ADI, NYSE)                                $26  -  $28                          $  38.44
                  Broadcom (BRCM, OTC)                                      $59                                  $  98.38
                  California Water (CWT, NYSE)                              $24  -  $25                          $  25.25
                  Calpine (CPN, NYSE)                                       $25  -  $31                          $  54.19
                  Duke Power (DUK, NYSE)                                    $53  -  $58                          $  60.31
                  EMC Corp. (EMC, NYSE)                                     $98                                  $100.44
                  FPL Group (FPL, NYSE)                                     $51  -  $56                          $  58.19
                  JDS Uniphase (JDSU, OTC)                                  $69  -  $102                         $134.00
                  National Commerce Bankcorp  (NCBC, OTC)                   $18  -  $24                          $  23.44
                  NiSource (NI, NYSE)                                       $27  -  $28                          $  27.94
                  Qwest Communications (QWST, OTC)                          $41                                  $  42.63
                  SCANA Corp. (SCG, NYSE)                                   $22  -  $27                          $  26.69
                  Sprint PCS (PCS, NYSE)                                    $17  -  $24                          $  45.00

         NEW MONEY INVESTED WENT OVERWHELMINGLY INTO ELECTRIC AND GAS UTILITIES (29.9%) AND REITS (26.7%). The software sector ran a distant second (11.7%), with investment in semiconductors (7.5%) and telecommunications (7.4%) bringing up third place. There were two reasons for this. First, Internet stocks had appreciated to the extent that they had reduced the total percentage of high dividend companies in your Fund significantly, and we had been waiting for an opportunity to rebalance. Second, the rise in interest rates throughout the year had depressed the prices of utilities and REITs so much that we felt the timing was right for rebalancing. It also became clear during late last year that semiconductors had bottomed out from one of their worst declines in decades, and were now value stocks.

ANALYSIS OF PERFORMANCE

               Investment Sector                     6-Month Return    Primary Contributors
               -----------------                     --------------    --------------------
               Computer Networking                        33.6%
               E-Commerce                                 76.9%        AMZN (+106%)
               Electric & Water Utilities                  6.3%        AES (+29%)
               Financial                                  70.8%        NTBK (+308%), TBFC (+98%)
               Internet Service Providers                 89.5%        AOL (+259%), CNCX (+117%), VRIO (+128%)
               Medical Services                           21.5%
               Misc. Services                             41.1%        BCST (+187%), YHOO (+73%)
               Natural Gas Utility                        72.8%        CPN (+132%)
               Pharmaceuticals                                         -11.7%
               Real Estate Investment Trusts              15.1%        EQR (+23%)
               Software                                   27.7%        RNWK (+150%)
               Semiconductors                            121.5%        BRCM (+115%), QLGC (+115%)
               Telecomm. Services & Equipment             84.3%        GBLX (+159%), JDSU (+133%), PCS (+164%), QWST (+112%)

         As you can see from the sector performance breakdown above, our gains, in spite of a difficult Spring, came overwhelmingly from Internet-related companies, telecommunications, and communications-related semiconductor companies. This again emphasizes our investment thesis for the Fund, which is that we are headed for a highly connected civilization at flank speed. This means the Fund will remain more volatile than most, but time is proving our strategy to be the correct one. Thank you again for your confidence in IPS MILLENNIUM FUND.


ROBERT LOEST, PH.D., CFA                                      GREGORY A. D'AMICO
SENIOR PORTFOLIO MANAGER                                      PRESIDENT
-------------------------------------------------------------------------------

         THIS   SEMI-ANNUAL   REPORT  IS  NOT  AUTHORIZED  FOR  DISTRIBUTION  TO
PROSPECTIVE INVESTORS UNLESS IT IS PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR IPS MILLENNIUM FUND.
-------------------------------------------------------------------------------




COPYRIGHT 1999, IPS ADVISORY, INC.                                       PAGE 4

                              FINANCIAL STATEMENTS
                                   (UNAUDITED)

                               IPS MILLENNIUM FUND
        ----------------------------------------------------------------



                       STATEMENT OF ASSETS AND LIABILITIES
                       For the 6 months ended May 31, 1999
                      ------------------------------------


ASSETS:
Investments in securities, at value -
 identified cost $35,314,402                 $51,871,335

Cash                                                 .31
Accrued income
  Sales of fund shares                             3,080
  Security sales                                       0
  Dividends                                       42,860
  Interest                                        18,936
Other assets                                       2,797
                                             -----------

Total assets                                 $51,939,008

LIABILITIES:
Investment securities purchased                  116,500
Accrued expenses                                  52,311
                                             -----------

Total liabilities                                168,811
                                             -----------

NET ASSETS ON MAY 31, 1998
Equivalent to $39.93 per share based on
1,296,444.584 shares of capital stock
outstanding                                  $51,770,197
                                             ===========

      ----------------------------------------------------------------


                             STATEMENT OF OPERATIONS
                       For the 6 months ended May 31, 1999

                      ------------------------------------

INVESTMENT INCOME:
Income
   Dividend income                                     $   129,774
   Interest                                                111,284
                                                       -----------
Total income                                               241,058
Expenses:
   Management fees                                         257,690
   Expense reimbursement                               (    1,595)
   Organizational cost                                       1,595
                                                       -----------
  Total expense                                            257,690
                                                       -----------
  Net investment income                                (   16,632)
                                                       -----------

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                      1,676,026
   Change in unrealized appreciation
   of investments for the year                          10,519,510
                                                       -----------
   Net gain (loss) on investments                       12,195,536
                                                       -----------
NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                         $12,178,904
                                                       ===========

                              FINANCIAL STATEMENTS
                                   (UNAUDITED)

                               IPS MILLENNIUM FUND

        ----------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS
                       For the 6 months ended May 31, 1999
                      ------------------------------------




                                 Six months ended          Year ended


INCREASE (DECREASE) IN NET                     1999                1998
                                       ------------        ------------
ASSETS FROM OPERATIONS:
Investment income-net                  (    $16,632)       $     29,433
Net realized gain on                      1,676,026             137,354
investments
CHANGE IN UNREALIZED                     10,519,510           3,223,186
                                       ------------        ------------
APPRECIATION
Net increase in net assets               12,178,904           3,389,973
resulting from operations
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
Investment income-net                       (24,532)                  0
Realized gains                                    0                   0
                                       ------------        ------------

Net decrease in net assets due              (24,532)                  0
to distributions to shareholders
CAPITAL SHARE TRANSACTIONS:
Issued-regular                           18,973,411          10,621,570
Issued-in lieu of cash                       24,319                   0
distributions
Redeemed - regular                       (3,796,854)         (1,280,809)
                                       ------------        ------------

INCREASE IN NET ASSETS DUE TO            15,200,876           9,340,761
CAPITAL SHARE TRANSACTIONS
INCREASE IN NET ASSETS                   27,355,248          12,730,734
NET ASSETS
      Beginning of year                  24,414,949          11,684,215
      End of period                    $ 51,770,197        $ 24,414,949
                                       ============        ============

                               IPS MILLENNIUM FUND

                          NOTES TO FINANCIAL STATEMENTS
                          SIX MONTHS ENDED MAY 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The company began selling shares and making investments on January 3, 1995. The Fund provides investment management and advisory services for its shareholders, which include individuals, qualified plans and trust accounts located states in the United States.

SECURITY VALUATION - Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.
Short-term notes are stated at amortized cost, which is equivalent to value.

FEDERAL INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

As of May 31, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $16,556,933. The cost of portfolio securities for book and federal income tax purposes was $35,314,402.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are recorded on the ex-dividend date.

OTHER - The Fund follows industry practice and records security transactions on the trade date for performance calculations and the trade date plus one for fund accounting. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - DISTRIBUTIONS TO SHAREHOLDERS

December 14, 1998 was the record date for income distribution on December 15, 1998 of $0.027 per share aggregating $24,532.07.


NOTE 3 - ORGANIZATIONAL EXPENSES

The Fund has incurred amortized organizational expenses in the amount of $16,281. Organizational expenses are being amortized monthly over a period of 60 months, beginning on January 3, 1995. The balance outstanding on May 31, 1999 was $2,796

NOTE 4 - CAPITAL SHARE TRANSACTIONS

As of May 31, 1999, there were an unlimited number of shares of no par value capital stock authorized and capital paid in aggregated $33,659,163.

Transactions in capital stock for the period 11/30/98 through 05/31/99 were as follows:

                                                      Shares                                 Amount

                                             1999                  1998             1999                 1998

Shares sold                               463,892.629          177,611.589      $18,973,411          $4,773,237
Share issued in reinvestment
  of Dividends                                861.266                0               24,319              24,531
                                          -----------          -----------      -----------          ----------
     Total                                464,753.895          177,611.589      $18,997,730          $4,797,768
 Shares redeemed                          113,239.725            1,852.448        3,796,854             197,315
                                          -----------          -----------      -----------          ----------
Net increase                              351,514.170          175,759.141      $15,200,876          $4,600,453

NOTE 5 - INVESTMENT TRANSACTIONS

The Fund made purchases and sales of investment securities (excluding short-term securities) of $20,611,281 and $7,490,090, respectively, during the period December 1, 1999 through May 31, 1999; there were no investment transactions involving U.S. Government obligations.

As of May 31, 1999 the unrealized appreciation of securities was $16,556,933; accumulated undistributed net realized gains on investment transactions totaled $1,676,026.

NOTE 6 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund pays advisory fees for investment management and advisory services under a management agreement with IPS Advisory, Inc.(the Advisor). Under the agreement, the Advisor will pay all of the Fund's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of its average daily net assets to and including $100,000,000, 1.15% of such assets from $100,000,001 to and including $250,000,000, and 0.90% of such assets in excess of $250,000,001.

Certain officers and trustees of the Fund are also officers and directors of the investment advisor.

                          SIX MONTHS ENDED MAY 31, 1999

Securities Service Network, Inc .(SSNI), the Fund's underwriter, has received no income from sales commissions earned on sales of the Fund shares, since it is a no-load fund. Mr. D'Amico and Mr. Loest are registered representatives of SSNI.

All securities trades for the Fund have been made through SSNI. Mr. D'Amico and Mr. Loest, as registered representatives of SSNI, received benefits from securities trading commissions paid by the Fund to SSNI. The Investment Advisor has no soft dollar arrangements with any company.

NOTE 7 - PORTFOLIO MANAGER INVESTMENT DISCLOSURE

IPS Advisory, Inc. prohibits its portfolio managers from trading in individual stocks. All of the invested assets of portfolio manager Robert Loest, as well as his immediate family, are invested in IPS Millennium Fund.


             -------------------------------------------------------


                               IPS MILLENNIUM FUND

            FINANCIAL HIGHLIGHTS, SELECTED PER SHARE DATA AND RATIOS
================================================================================

                                                             FOR THE PERIOD ENDED     FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                                  MAY 31, 1999           NOV. 30, 1998        NOV. 30, 1997
                                                                  ------------          -------------         -------------

                                                                  PER SHARE DATA:        PER SHARE DATA:      PER SHARE DATA:
NET ASSET VALUE:
     Beginning of period                                            $  27.530              $ 22.310              $ 18.860

INCOME FROM INVESTMENT OPERATIONS
Net Investment income                                                  (0.016)               (0.006)               (0.046)
Net realized and unrealized gain
    (loss) on investments                                              12.439                 2.766                 3.576
                                                                     --------              --------              --------


       TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                  12.423                 2.760                 3.530

LESS DISTRIBUTIONS:

Dividends from net investment income                                   (0.023)                0.000                 0.000
Dividends from net realized gains on investments                       (0.000)               (0.000)               (0.080)
                                                                     --------              --------              --------

Total distributions                                                  $ (0.023)             $ (0.000)             $ (0.080)

NET ASSET VALUE:
     End of period                                                   $ 39.930              $ 25.070              $ 22.310
                                                                     ========              --------              --------

     Total return  (ANNUALIZED)                                        24.826%               24.826%               18.746%

RATIOS:
     Net assets, end of period (thousands)                       $ 51,770.000          $ 16,965.226          $ 11,684.215
     Ratio of expenses to average net assets                            1.40%                 1.40%                 1.40%
     Ratio of net income to average net assets                         (0.04)                 0.03%                 0.23%
     Portfolio turnover rate                                           22.10%                42.77%                33.17%
     Average commissions per share                               $      0.04884        $      0.05100        $      0.04050



                                                               FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                                                  NOV. 30, 1996             NOV. 30, 1995
NET ASSET VALUE:
     Beginning of period                                            $ 14.996                 $ 12.000

INCOME FROM INVESTMENT OPERATIONS
Net Investment income                                                  0.021                    0.121
Net realized and unrealized gain
    (loss) on investments                                              3.959                    2.982
                                                                    --------                  -------

       TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                  3.980                    3.103

LESS DISTRIBUTIONS:

Dividends from net investment income                                  (0.035)                  (0.107)
Dividends from net realized gains on investments                      (0.081)                   0.000
                                                                    --------                  -------

Total distributions                                                 $ (0.116)                 $(0.107)

NET ASSET VALUE:
     End of period                                                  $ 18.860                  $ 2.996
                                                                    --------                  -------


     Total return  (ANNUALIZED)                                       26.754%                  28.831%

RATIOS:
     Net assets, end of period (thousands)                       $ 5,613.515              $ 1,625,600
     Ratio of expenses to average net assets                           1.40%                    1.40%
     Ratio of net income to average net assets                         0.76%                    1.00%
     Portfolio turnover rate                                          55.17%                   26.70%
     Average commissions per share                               $     0.05705            $     0.10056

-------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS.

                                                       IPS MILLENNIUM FUND
                                                     INVESTMENT PORTFOLIO MAY 31, 1999

=======================================================================================================
                                    SHARES OR               MARKET           PERCENT OF     SECTOR
EQUITY SECURITIES:                  PRINCIPAL AMOUNT        VALUE            NET ASSETS     WEIGHTING
=======================================================================================================
Computer & Internet Hardware                                                                  4.8%
----------------------------                                                                  ---
  Cisco Systems                           9,200           $1,001,650             1.9%
  EMC Corp                               15,000           $1,494,375             2.9%

Electronic Commerce                                                                           5.0%
-------------------                                                                           ----
  Amazon.com                             10,000           $1,187,500             2.3%
  Doubleclick                             2,000           $  194,875             0.4%
  EBay Inc.                               2,000           $  354,375             0.7%
  Verisign                                4,000           $  474,000             0.9%
  Verticalnet Inc.                        5,000           $  400,000             0.8%

Electric & Gas Utilities                                                                     15.1%
------------------------                                                                     -----
  AES Corp.                              25,000           $1,242,188             2.4%
  California Water Service               15,000           $  390,000             0.8%
  Duke Power                             35,000           $2,110,938             4.1%
  FPL Group                              30,000           $1,745,625             3.4%
  NISource                               45,000           $1,257,188             2.4%
  Scana Corp                             40,000           $1,067,500             2.1%

Financial                                                                                    4.5%
---------                                                                                    ----
   National Commerce Bancorp             30,000           $  703,125             1.4%
   Netbank                               24,000           $1,023,000             2.0%
   Telebank Financial                     3,000           $  199,500             0.4%
   Trustco & Bank of NY                  13,800           $  386,400             0.7%

Information & Services                                                                       4.9%
----------------------                                                                       ----
  Broadcast.com                           6,000           $  660,000             1.3%
  Equifax Inc.                           15,000           $  540,000             1.0%
  Lycos                                   2,000           $  201,000             0.4%
  Network Solutions                       4,000           $  254,500             0.5%
  Yahoo!                                  6,000           $  888,000             1.7%

Internet Service Providers                                                                   8.5%
--------------------------                                                                   ----
  America Online                         15,000           $1,785,000             3.4%
  @Home                                   6,000           $  760,500             1.5%
  Concentric Networks                    16,000           $  517,000             1.0%
  Earthlink Networks                     16,000           $  856,000             1.7%
  Intermedia Communications               2,000           $   50,625             0.1%
  Verio Inc.                              8,000           $  434,000             0.8%

Natural Gas                                                                                  7.0%
-----------                                                                                  ----
  Calpine                                35,000           $1,896,563             3.7%
  Enron Corp.                            24,000           $1,713,000             3.3%

Pharmaceuticals & Biotechnology                                                              1.1%
-------------------------------                                                              ----
  Abbott Laboratories, Inc.               5,000           $  225,938             0.4%
  Pfizer                                  3,000           $  322,125             0.6%

Real Estate Investment Trust                                                                 8.3%
----------------------------                                                                 ----
  BRE Properties                         35,000           $  903,438             1.7%
  Camden Property Trust                  10,000           $  274,375             0.5%
  Equity Office Properties               25,000           $  706,250             1.4%
  Equity Residential Props               21,000           $1,006,688             1.9%
  Kimco Realty Corp.                     35,000           $1,397,813             2.7%

Semi-conductor Technology                                                                   5.8%
-------------------------                                                                   ----
  Analog Devices                         20,000           $  768,750             1.5%
  Broadcom                               10,000           $  957,500             1.8%
  National Semiconductor                 20,000           $  387,500             0.7%
  QLogic                                  8,000           $  878,000             1.7%

=======================================================================================================
                                    SHARES OR               MARKET           PERCENT OF     SECTOR
EQUITY SECURITIES:                  PRINCIPAL AMOUNT        VALUE            NET ASSETS     WEIGHTING
=======================================================================================================
Software                                                                                    8.3%
--------                                                                                    ----
  BMC Software                          10,000            $    494,375            1.0%
  Broadvision                            5,000            $    260,000            0.5%
  i2                                    12,000            $    379,500            0.7%
  Microsoft                             18,000            $  1,452,375            2.8%
  RealNetworks                          12,000            $    850,500            1.6%
  Veritas                               10,000            $    882,500            1.7%

Telecommunications
  (Service & Equipment)                                                                     15.7%
-----------------------                                                                     -----
  Exodus Communications                  4,000            $    300,000            0.6%
  Global Crossing                       20,000            $    948,750            1.8%
  Lucent Technologies                   12,333            $    703,004            1.4%
  QWEST Communications                  40,000            $  1,697,500            3.3%
  Sprint FON Group                       8,000            $    902,000            1.7%
  Sprint PCS Group                      15,000            $    675,000            1.3%
  Uniphase                              15,000            $  2,010,000            3.9%
  MCI/WorldCom, Inc.                    10,250            $    885,344            1.7%

Money Market Funds                                                                          11.2%
------------------                                                                          -----

  Federated U.S. Treasury Fund                0                      0            0.0%
  Provident Insured Money Fund                0                      0            0.0%
  Riverfront U.S. Govt Securities
      Fund                            5,813,688           $  5,813,688           11.2%

Cash, Payables & Receivables                                                                -.02%
----------------------------                                                                -----
  Excess of Cash & Receivables over
     Payables                                 0           ($   101,138)          -0.2%

  TOTAL ASSETS:                       6,660,271           $ 51,770,197           100.0%
==================================================================================================